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                                                                    EXHIBIT 10.7


                          SECOND AMENDMENT AGREEMENT



                                      to



                           CREDIT FACILITY AGREEMENT



                                    and to



                           PROJECT SUPPORT AGREEMENT



                           DATED 30 SEPTEMBER, 1998
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                                                                               2

                               TABLE OF CONTENTS


ARTICLE I   - INTRODUCTION..............................................  4



ARTICLE II  - AMENDMENTS TO CREDIT FACILITY AGREEMENT...................  5



ARTICLE III - AMENDMENTS TO PROJECT SUPPORT AGREEMENT...................  7



ARTICLE IV  - MISCELLANEOUS.............................................  7

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                                                                               3

                          SECOND AMENDMENT AGREEMENT


THE UNDERSIGNED:



1. CABLE NETWORK BRABANT HOLDING B.V., a limited liability company organised and existing under the laws of the Netherlands, with registered seat at Eindhoven (hereinafter referred to as the "COMPANY");

and

2. UNITED PAN-EUROPE COMMUNICATIONS N.V., a corporation organised and existing under the laws of the Netherlands with registered seat at Amsterdam (hereinafter referred to as "UPC");

and

3. COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., a cooperative association organised and existing under the laws of the Netherlands with registered seat at Amsterdam (hereinafter referred to as the "AGENT");

and

4. COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., a cooperative association organised and existing under the laws of the Netherlands with registered seat at Amsterdam (hereinafter referred to as the "INITIAL LENDER");
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                                                                               4

WHEREAS:

(A) the Company and the Agent, acting for itself in the various capacities as referred to in the Credit Facility Agreement (including its capacity as Initial Lender), are parties to a Credit Facility Agreement dated February 20, 1998 and amended on August 7, 1998 (including the amendment the "CREDIT FACILITY AGREEMENT"), pursuant to which the Agent has agreed to finance the Projects (as defined therein) up to an amount of NLG 266,000,000 (two hundred and sixty-six million Netherlands Guilders), subject to the terms and conditions of the Credit Facility Agreement;

(B) the Company, UPC and the Agent, acting in the above capacities, are parties to a Project Support Agreement dated February 20, 1998 and amended on August 7, 1998 (including the amendment the "PROJECT SUPPORT AGREEMENT");

(C) the Company, UPC and the Initial Lender, acting for itself and in its capacity as Agent for the Lenders, desire to amend and supplement the Credit Facility Agreement and the Project Support Agreement;


HAVE AGREED AS FOLLOWS:


                           ARTICLE I - INTRODUCTION

(a)   Wherever used in this Second Amendment Agreement, unless
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                                                                               5

      the context shall otherwise require, the terms defined in the Credit Facility Agreement, and not otherwise defined herein, shall have the same meaning when used in this Second Amendment Agreement.

(b) The term "Agreement" as used in the Credit Facility Agreement and all other instruments and agreements executed thereunder shall for all purposes refer to the Credit Facility Agreement as amended by this Second Amendment Agreement.

(c) References made in article II of this Second Amendment Agreement to Sections and/or Articles refer to Sections and/or Articles of the Credit Facility Agreement unless such Section and/or Article is followed by the words "of/in/to this Second Amendment Agreement".

(d) References made in article III of this Second Amendment Agreement to Sections and/or Articles refer to Sections and/or Articles of the Project Support Agreement unless such Section and/or Article is followed by the words "of/in/to this Second Amendment Agreement".


             ARTICLE II - AMENDMENTS TO CREDIT FACILITY AGREEMENT

SECTION 1.01   DEFINITIONS:

(a) In the definition of "Business Day", in the fifth line, the reference to the "interbank market in Amsterdam, the Netherlands", shall be replaced by a reference to "the interbank markets in Amsterdam, the Netherlands and
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                                                                               6

      London, United Kingdom".

(b) In the definition of "Interbank Rate" or "AIBOR" the reference to "AIBOR page (domestic)" in the fifth line shall be replaced by a reference to
            --------
      "AIBOR page (euro)."
                   ----

(c) The definition of "Majority of Lenders" is amended as follows: "Majority of Lenders" means Lenders participating for at least 66,67% in the Loan".

(d) The definition of "Projects": in this definition the reference to "project D" shall be replaced by a reference to "Project D";

(e)   The definition of "Working Capital Facility" shall be amended as follows:
      "Working Capital Facility" means the working capital facility in the amount of NLG 5,000,000 (five million Netherlands Guilders) to be provided by the Agent as lender to the Company as borrower;"


SECTION 5.01(A)

In Section 5.01(a), the definition of a "DEVIATION" shall be deleted in the fifteenth line and moved to the fifth line, to be inserted after the words "Agreed Base Case".

SECTION 5.02(E)

At the opening of Section 5.02(e) the words "and the Company's Subsidiaries shall not" shall be included, so that this sub-Section opens with the words "and the Company's Subsidiaries shall not incur, assume or permit to exist ......".
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                                                                               7

SECTION 5.02(J)

The first part of Section 5.02(j) shall be amended as follows: "make changes, or permit changes to be made, to the nature or scope of its present and
                                         --------
contemplated business or operations ......".

SECTION 5.02(Q)

In Section 5.02(q) the word "... and ..." shall be changed to "... or ...".

SECTION 6.01(F)

The first three lines of Section 6.01(f) shall be amended as follows:

      "without prejudice to the provisions of Section 6.02 below, the Company, UPC or any of the Company's Subsidiaries (i) submits a request to be declared bankrupt or to be granted a suspension of payments, or takes any analogous action in one or more other jurisdictions or (ii) is declared bankrupt and .....".

SECTION 6.01(G)

In the second and fifth line of this subsection, the reference to "the Company" shall be expanded to include "the Company or any of the Company's Subsidiaries
 ....".
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                                                                               8

             ARTICLE III - AMENDMENTS TO PROJECT SUPPORT AGREEMENT


SECTION 3.02

In Section 3.02, sub-Section (d) shall be renumbered into sub-Section (c).


SECTION 4.05

In sub-Section (a) of Section 4.05, the reference to Section 3.02(c) shall be replaced by a reference to Section 3.02(b).


SECTION 5.02

After the word "Company" at the end of line 9, a comma shall be inserted.


                          ARTICLE IV - MISCELLANEOUS

(a) Except to the extent that any terms or conditions of the Credit Facility Agreement or the Project Support Agreement are expressly amended by the terms of this Second Amendment Agreement, all terms and conditions of the Credit Facility Agreement and the Project Support Agreement and all other instruments and agreements executed thereunder remain in full force and effect.

(b) This Second Amendment Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.
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                                                                               9

IN WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this Second Amendment Agreement to be signed in their respective names as of the date first above written.

/s/ Dennis Okhuijsen
__________________________
Cable Network Brabant Holding B.V.
represented by:

/s/ Dennis Okhuijsen
__________________________
United Pan-Europe Communications N.V.
represented by:

/s/ M.R. Wind
__________________________
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
(Agent)
represented by:

/s/ M.R. Wind
__________________________
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
(Initial Lender)
represented by:

For Acknowledgement:

MeesPierson                              Paribas
represented by:                          represented by:

/s/ M.R. Wind                            /s/ M.R. Wind
__________________________               ______________________________